--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS


                                  $256,088,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2002-HE3


                       MORTGAGE PASS-THROUGH CERTIFICATES






















This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $256,088,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2002-HE3

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER


                                                       TRANSACTION HIGHLIGHTS

                                                                                   MODIFIED
                                                EXPECTED RATINGS     AVG LIFE     DURATION TO
   OFFERED                                         (S&P/FITCH/       TO CALL /      CALL /         PAYMENT WINDOW TO CALL /
   CLASSES      DESCRIPTION       BALANCE           MOODY'S)         MTY(1)(2)   MTY(1)(2)(3)              MTY(1)(2)
 ============= =============== =============== ==================== ============ ============== ================================
     A-1       Not Offered     $240,932,000                                                  *****Not Offered*****
     A-2         Floater       $170,090,000        AAA/AAA/Aaa      2.87 / 3.18  2.74 / 3.00     12/02 - 11/10 / 12/02 - 4/20
     M-1         Floater        $30,352,000         AA/AA/Aa2       5.34 / 5.90  4.95 / 5.38      2/06 - 11/10 / 2/06 - 7/17
     M-2         Floater        $27,823,000          A/A/A2         5.32 / 5.82  4.75 / 5.11      1/06 - 11/10/ 1/06 - 4/16
     B-1         Floater        $21,500,000       BBB/BBB/Baa2      5.30 / 5.63  4.58 / 4.80     12/05 - 11/10 / 12/05 - 6/14
     B-2         Floater        $6,323,000       BBB-/BBB-/Baa3     5.23 / 5.25  4.46 / 4.48     12/05 - 11/10 / 12/05 - 7/11


(Table Continued)

                    INITIAL
   OFFERED       SUBORDINATION
   CLASSES           LEVEL          BENCHMARK
 =============  ================= ===============
     A-1
     A-2             18.75%        1 Mo. LIBOR
     M-1             12.75%        1 Mo. LIBOR
     M-2             7.25%         1 Mo. LIBOR
     B-1             3.00%         1 Mo. LIBOR
     B-2             1.75%         1 Mo. LIBOR

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed.  See details below.
            (3)   Assumes pricing at par.

ISSUER:                 Morgan Stanley ABS Capital I Inc. Trust 2002-HE3.

DEPOSITOR:              Morgan Stanley ABS Capital I Inc.

ORIGINATORS:            o     Accredited Home Lenders, Inc.
                        o     Decision One Mortgage

SERVICER:               The Provident Bank.

TRUSTEE:                Deutsche Bank National Trust Company.

MANAGERS:               Morgan Stanley (lead manager), Utendahl Capital
                        Partners, L.P. and The Williams Capital Group, L.P.

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EXPECTED CLOSING DATE:  November 26, 2002 through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning December 26, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in December 2032.

DUE PERIOD:             For any Distribution Date, the period commencing
                        on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.


GROUP I MORTGAGE LOANS: Approximately $296.5 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $209.3 million of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o   Fixed Rate Mortgage Loans: CPR starting at
SPEED:                  approximately 1.5333% CPR in month 1 and increasing to
                        23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                        o   ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1) Net monthly excess cashflow from the Mortgage Loans,

                        2) 1.75% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and

                        3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

STEP-DOWN DATE:         The later to occur of:

                        (x)   The earlier of:
                              (a) the Distribution Date occurring in December
                                  2005; and
                              (b) the Distribution Date on which the aggregate
                                  balance of the Class A Certificates is reduced to zero; and
                        (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 37.50%

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:              18.75%
PERCENTAGE:             Class M-1:            12.75%
                        Class M-2:             7.25%
                        Class B-1:             3.00%
                        Class B-2:             1.75%

OPTIONAL CLEAN-UP CALL: When the current aggregate principal balance of the
                        Mortgage Loans is less than or equal to 10% of the total initial principal balance of the Mortgage Loans as of the Cut-off Date. The applicable fixed margin will increase 100% on the Class A Certificates and 50% on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)  any Class A-1 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)  any Class A-2 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1     As to any Distribution Date, the supplemental interest
AND B-2 BASIS RISK      amount for  each of the Class M-1, M-2, B-1 and B-2
CARRY FORWARD AMOUNTS:  Certificates will equal the sum of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)  any Basis Risk Carry Forward Amount for such class
                              remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


INTEREST DISTRIBUTIONS  On each Distribution Date and after payments of
ON OFFERED              servicing and trustee fees and other expenses, interest
CERTIFICATES:           distributions from the Interest Remittance Amount will
                        be allocated as follows:

                        (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                        (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;
                        (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;
                        (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and
                        (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and
                        (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                        (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:
                        (i)   to the Class M-1 Certificates, the unpaid interest
                              shortfall amount;
                        (ii)  to the Class M-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (iii) to the Class M-2 Certificates, the unpaid interest
                              shortfall amount;
                        (iv)  to the Class M-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (v)   to the Class B-1 Certificates, the unpaid interest
                              shortfall amount;
                        (vi)  to the Class B-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (vii) to the Class B-2 Certificates, the unpaid interest
                              shortfall amount;
                        (viii) to the Class B-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (ix)  concurrently, any Class A-1 Basis Risk Carry
                              Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and
                        (x)   sequentially, to Classes M-1, M-2, B-1 and B-2
                              Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such distribution Date occurs, (iv) the principal portion of repurchased
                        Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution
                        Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and
                        (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $2,529,366.

CLASS M-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,529,366.

CLASS M-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $2,529,366.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 7, 2002
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,529,366.

CLASS B-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class B-1
                        Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                        Distribution Date) and (vi) the Certificate Principal
                        Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $2,529,366.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2 and Class M-1
                        Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A-2, Class M-1, Class M-2, Class B-1 and Class
                        B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES                   PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
--------------------------------------------------------------------------------
    Initial                      100        100        100        100        100
 November 2003                    99         80         74         67         61
 November 2004                    98         61         50         40         30
 November 2005                    96         45         32         20         11
 November 2006                    95         35         26         20         11
 November 2007                    94         28         20         14         10
 November 2008                    92         23         15         10          7
 November 2009                    90         19         12          7          5
 November 2010                    88         15          9          5          3
 November 2011                    86         12          7          4          3
 November 2012                    84         10          5          3          1
 November 2013                    81          8          4          2          0
 November 2014                    79          7          3          2          0
 November 2015                    76          5          3          1          0
 November 2016                    73          4          2          0          0
 November 2017                    58          3          1          0          0
 November 2018                    55          3          1          0          0
 November 2019                    52          2          0          0          0
 November 2020                    49          2          0          0          0
 November 2021                    45          2          0          0          0
 November 2022                    41          1          0          0          0
 November 2023                    36          1          0          0          0
 November 2024                    32          0          0          0          0
 November 2025                    29          0          0          0          0
 November 2026                    26          0          0          0          0
 November 2027                    22          0          0          0          0
 November 2028                    18          0          0          0          0
 November 2029                    13          0          0          0          0
 November 2030                     8          0          0          0          0
 November 2031                     3          0          0          0          0
 November 2032                     0          0          0          0          0
Average Life
to Maturity                     17.73      4.19       3.18       2.48       1.94
(years)
Average Life
to Call (1)                     17.70      3.83       2.87       2.21       1.71
(years)


(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY

      PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES                   PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
--------------------------------------------------------------------------------
    Initial                      100        100        100        100        100
 November 2003                   100        100        100        100        100
 November 2004                   100        100        100        100        100
 November 2005                   100        100        100        100        100
 November 2006                   100         87         64         46         82
 November 2007                   100         70         48         32         20
 November 2008                   100         57         36         22         13
 November 2009                   100         46         27         15          8
 November 2010                   100         37         20         10          5
 November 2011                   100         29         15          7          1
 November 2012                   100         24         11          5          0
 November 2013                   100         19          8          2          0
 November 2014                   100         15          6          0          0
 November 2015                   100         12          4          0          0
 November 2016                   100          9          2          0          0
 November 2017                   100          7          0          0          0
 November 2018                   100          5          0          0          0
 November 2019                   100          4          0          0          0
 November 2020                   100          2          0          0          0
 November 2021                   100          0          0          0          0
 November 2022                   100          0          0          0          0
 November 2023                   100          0          0          0          0
 November 2024                    95          0          0          0          0
 November 2025                    86          0          0          0          0
 November 2026                    76          0          0          0          0
 November 2027                    65          0          0          0          0
 November 2028                    54          0          0          0          0
 November 2029                    41          0          0          0          0
 November 2030                    27          0          0          0          0
 November 2031                    11          0          0          0          0
 November 2032                     0          0          0          0          0
Average Life
to Maturity                     26.09      7.77       5.90       5.02       4.83
(years)
Average Life
to Call (1)                     25.97      7.08       5.34       4.57       4.47
(years)


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY

      PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES                   PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
--------------------------------------------------------------------------------
    Initial                      100        100        100        100        100
 November 2003                   100        100        100        100        100
 November 2004                   100        100        100        100        100
 November 2005                   100        100        100        100        100
 November 2006                   100         87         64         46         33
 November 2007                   100         70         48         32         20
 November 2008                   100         57         36         22         13
 November 2009                   100         46         27         15          8
 November 2010                   100         37         20         10          3
 November 2011                   100         29         15          7          0
 November 2012                   100         24         11          2          0
 November 2013                   100         19          8          0          0
 November 2014                   100         15          5          0          0
 November 2015                   100         12          1          0          0
 November 2016                   100          9          0          0          0
 November 2017                   100          7          0          0          0
 November 2018                   100          3          0          0          0
 November 2019                   100          1          0          0          0
 November 2020                   100          0          0          0          0
 November 2021                   100          0          0          0          0
 November 2022                   100          0          0          0          0
 November 2023                   100          0          0          0          0
 November 2024                    95          0          0          0          0
 November 2025                    86          0          0          0          0
 November 2026                    76          0          0          0          0
 November 2027                    65          0          0          0          0
 November 2028                    54          0          0          0          0
 November 2029                    41          0          0          0          0
 November 2030                    27          0          0          0          0
 November 2031                    11          0          0          0          0
 November 2032                     0          0          0          0          0
Average Life
to Maturity                    26.09       7.70       5.82       4.83       4.36
(years)
Average Life
to Call (1)                    25.97       7.08       5.32       4.43       4.04
(years)


(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY



      PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      Dates                   PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
--------------------------------------------------------------------------------
    Initial                      100        100        100        100        100
 November 2003                   100        100        100        100        100
 November 2004                   100        100        100        100        100
 November 2005                   100        100        100        100        100
 November 2006                   100         87         64         46         33
 November 2007                   100         70         48         32         20
 November 2008                   100         57         36         22         10
 November 2009                   100         46         27         14          2
 November 2010                   100         37         20          6          0
 November 2011                   100         29         13          0          0
 November 2012                   100         24          7          0          0
 November 2013                   100         19          2          0          0
 November 2014                   100         14          0          0          0
 November 2015                   100          9          0          0          0
 November 2016                   100          4          0          0          0
 November 2017                   100          0          0          0          0
 November 2018                   100          0          0          0          0
 November 2019                   100          0          0          0          0
 November 2020                   100          0          0          0          0
 November 2021                   100          0          0          0          0
 November 2022                   100          0          0          0          0
 November 2023                   100          0          0          0          0
 November 2024                    95          0          0          0          0
 November 2025                    86          0          0          0          0
 November 2026                    76          0          0          0          0
 November 2027                    65          0          0          0          0
 November 2028                    54          0          0          0          0
 November 2029                    41          0          0          0          0
 November 2030                    27          0          0          0          0
 November 2031                     8          0          0          0          0
 November 2032                     0          0          0          0          0
Average Life
to Maturity                     26.06      7.50       5.63       4.61       4.05
(years)
Average Life
to Call (1)                     25.97      7.08       5.30       4.35       3.85
(years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       Dates                  PPC 0%    PPC 75%   PPC 100%   PPC 125%   PPC 150%
--------------------------------------------------------------------------------
      Initial                    100        100        100        100        100
   November 2003                 100        100        100        100        100
   November 2004                 100        100        100        100        100
   November 2005                 100        100        100        100        100
   November 2006                 100         87         64         46         33
   November 2007                 100         70         48         32          9
   November 2008                 100         57         36         13          0
   November 2009                 100         46         24          0          0
   November 2010                 100         37          8          0          0
   November 2011                 100         29          0          0          0
   November 2012                 100         16          0          0          0
   November 2013                 100          5          0          0          0
   November 2014                 100          0          0          0          0
   November 2015                 100          0          0          0          0
   November 2016                 100          0          0          0          0
   November 2017                 100          0          0          0          0
   November 2018                 100          0          0          0          0
   November 2019                 100          0          0          0          0
   November 2020                 100          0          0          0          0
   November 2021                 100          0          0          0          0
   November 2022                 100          0          0          0          0
   November 2023                 100          0          0          0          0
   November 2024                  95          0          0          0          0
   November 2025                  86          0          0          0          0
   November 2026                  76          0          0          0          0
   November 2027                  65          0          0          0          0
   November 2028                  54          0          0          0          0
   November 2029                  41          0          0          0          0
   November 2030                  24          0          0          0          0
   November 2031                   0          0          0          0          0
   November 2032                   0          0          0          0          0
 Average Life to                25.94      7.01       5.25       4.28       3.74
 Maturity (years)
 Average Life to                25.94      6.98       5.23       4.26       3.73
 Call (1) (years)


(1) 10% Optional Clean-Up Call


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD   CLASS A-2 CAP    CLASS M-1   CLASS M-2 CAP  CLASS B-1 CAP    CLASS B-2
              (%)          CAP (%)         (%)            (%)          CAP (%)
--------------------------------------------------------------------------------
           ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360    ACTUAL/360
  0                -              -           -               -             -
  1             8.23           8.05        8.05            8.05          8.05
  2             7.71           7.53        7.53            7.53          7.53
  3             7.71           7.53        7.53            7.53          7.53
  4             8.54           8.34        8.34            8.34          8.34
  5             7.72           7.53        7.53            7.53          7.53
  6             7.98           7.78        7.78            7.78          7.78
  7             7.73           7.53        7.53            7.53          7.53
  8             7.99           7.78        7.78            7.78          7.78
  9             7.74           7.53        7.53            7.53          7.53
  10            7.75           7.53        7.53            7.53          7.53
  11            8.01           7.78        7.78            7.78          7.78
  12            7.76           7.53        7.53            7.53          7.53
  13            8.03           7.78        7.78            7.78          7.78
  14            7.77           7.53        7.53            7.53          7.53
  15            7.78           7.53        7.53            7.53          7.53
  16            8.33           8.05        8.05            8.05          8.05
  17            7.80           7.53        7.53            7.53          7.53
  18            8.07           7.78        7.78            7.78          7.78
  19            7.82           7.53        7.53            7.53          7.53
  20            8.10           7.79        7.79            7.79          7.79
  21            8.31           7.92        7.92            7.92          7.92
  22            8.40           7.97        7.97            7.97          7.97
  23            8.69           8.24        8.24            8.24          8.24
  24            8.42           7.97        7.97            7.97          7.97
  25            8.71           8.24        8.24            8.24          8.24
  26            8.45           7.98        7.98            7.98          7.98
  27            8.66           8.16        8.16            8.16          8.16
  28            9.64           9.06        9.06            9.06          9.06
  29            8.72           8.18        8.18            8.18          8.18
  30            9.03           8.45        8.45            8.45          8.45
  31            8.75           8.18        8.18            8.18          8.18
  32            9.07           8.46        8.46            8.46          8.46
  33            9.28           8.58        8.58            8.58          8.58
  34            9.63           9.08        9.08            9.08          9.08
  35            9.97           9.39        9.39            9.39          9.39
  36            9.68           9.08        9.08            9.08          9.08
  37           23.65           9.39        9.39            9.39          9.39
  38           11.27           9.09        9.09            9.09          9.09
  39           11.60           9.41        9.41            9.41          9.41
  40           13.00          10.79       10.79           10.79         10.79
  41           11.69           9.75        9.75            9.75          9.75
  42           12.07          10.07       10.07           10.07         10.07
  43           11.68           9.75        9.75            9.75          9.75
  44           12.08          10.07       10.07           10.07         10.07
  45           11.97          10.01       10.01           10.01         10.01
  46           12.14          10.34       10.34           10.34         10.34
  47           12.54          10.68       10.68           10.68         10.68
  48           12.14          10.34       10.34           10.34         10.34
  49           12.54          10.68       10.68           10.68         10.68
  50           12.14          10.34       10.34           10.34         10.34
  51           12.38          10.58       10.58           10.58         10.58
  52           13.89          12.07       12.07           12.07         12.07
  53           12.55          10.90       10.90           10.90         10.90
  54           12.96          11.26       11.26           11.26         11.26
  55           12.54          10.90       10.90           10.90         10.90
  56           12.96          11.26       11.26           11.26         11.26
  57           12.75          11.08       11.08           11.08         11.08
  58           12.91          11.40       11.40           11.40         11.40
  59           13.34          11.78       11.78           11.78         11.78
  60           12.91          11.40       11.40           11.40         11.40
  61           13.34          11.78       11.78           11.78         11.78
  62           12.91          11.40       11.40           11.40         11.40
  63           13.09          11.54       11.54           11.54         11.54
  64           14.17          12.67       12.67           12.67         12.67
  65           13.25          11.85       11.85           11.85         11.85
  66           13.70          12.24       12.24           12.24         12.24
  67           13.25          11.85       11.85           11.85         11.85
  68           13.69          12.24       12.24           12.24         12.24
  69           13.33          11.90       11.90           11.90         11.90
  70           13.41          12.06       12.06           12.06         12.06
  71           13.86          12.46       12.46           12.46         12.46
  72           13.41          12.06       12.06           12.06         12.06
  73           13.86          12.46       12.46           12.46         12.46
  74           13.41          12.05       12.05           12.05         12.05
  75           13.41          12.05       12.05           12.05         12.05
  76           14.85          13.34       13.34           13.34         13.34
  77           13.41          12.05       12.05           12.05         12.05
  78           13.86          12.45       12.45           12.45         12.45
  79           13.41          12.05       12.05           12.05         12.05
  80           13.86          12.45       12.45           12.45         12.45
  81           13.41          12.04       12.04           12.04         12.04
  82           13.41          12.04       12.04           12.04         12.04
  83           12.33          12.44       12.44           12.44         12.44
  84           11.88          12.04       12.04           12.04         12.04
  85           12.29          12.44       12.44           12.44         12.44
  86           11.91          12.04       12.04           12.04         12.04
  87           11.93          12.04       12.04           12.04         12.04
  88           13.23          13.32       13.32           13.32         13.32
  89           11.96          12.03       12.03           12.03         12.03
  90           12.38          12.43       12.43           12.43         12.43
  91           12.00          12.03       12.03           12.03         12.03
  92           12.42          12.43       12.43           12.43         12.43
  93           12.04          12.03       12.03           12.03         12.03
  94           12.06          12.03       12.03           12.03         12.03
  95           12.49          12.43       12.43           12.43         12.43
  96           12.11          12.02       12.02           12.02         12.02
  97           12.54          12.42       12.42           12.42         12.42
  98           12.15          12.02       12.02           12.02         12.02
  99           12.18          12.02       12.02           12.02         12.02
 100           13.51          13.31       13.31           13.31         13.31
 101           12.23          12.02       12.02           12.02         12.02
 102           12.66          12.42       12.42           12.42         12.42
 103           12.28          12.02       12.02           12.02         12.02
 104           12.72          12.42       12.42           12.42         12.42
 105           12.34          12.01       12.01           12.01         12.01
 106           12.36          12.01       12.01           12.01             -
 107           12.81          12.41       12.41           12.41             -
 108           12.42          12.01       12.01           12.01             -
 109           12.87          12.41       12.41           12.41             -
 110           12.49          12.01       12.01           12.01             -
 111           12.52          12.01       12.01           12.01             -
 112           13.42          12.83       12.83           12.83             -
 113           12.59          12.01       12.01           12.01             -
 114           13.04          12.40       12.40           12.40             -
 115           12.66          12.00       12.00           12.00             -
 116           13.12          12.40       12.40           12.40             -
 117           12.74          12.00       12.00           12.00             -
 118           12.78          12.00       12.00           12.00             -
 119           13.24          12.40       12.40           12.40             -
 120           12.86          12.00       12.00           12.00             -
 121           13.33          12.40       12.40           12.40             -
 122           12.94          12.00       12.00           12.00             -
 123           12.99          12.00       12.00           12.00             -
 124           14.43          13.28       13.28           13.28             -
 125           13.08          11.99       11.99           11.99             -
 126           13.57          12.39       12.39           12.39             -
 127           13.18          11.99       11.99           11.99             -
 128           13.67          12.39       12.39           12.39             -
 129           13.28          11.99       11.99           11.99             -
 130           13.33          11.99       11.99           11.99             -
 131           13.83          12.39       12.39           12.39             -
 132           13.44          11.99       11.99           11.99             -
 133           13.95          12.39       12.39           12.39             -
 134           13.56          11.99       11.99           11.99             -
 135           13.62          11.99       11.99           11.99             -
 136           15.15          13.27       13.27           13.27             -
 137           13.75          11.99       11.99           11.99             -
 138           14.28          12.38       12.38           12.38             -
 139           13.88          11.98       11.98           11.98             -
 140           14.42          12.38       12.38           12.38             -
 141           14.02          11.98       11.98           11.98             -
 142           14.10          11.98       11.98               -             -
 143           14.64          12.38       12.38               -             -
 144           14.25          11.98       11.98               -             -
 145           14.80          12.38       12.38               -             -
 146           14.41          11.98       11.98               -             -
 147           14.49          11.98       11.98               -             -
 148           16.14          13.26       13.26               -             -
 149           14.66          11.98       11.98               -             -
 150           15.24          12.38       12.38               -             -
 151           14.84          11.98       11.98               -             -
 152           15.44          12.38       12.38               -             -
 153           15.03          11.98       11.98               -             -
 154           15.13          11.98       11.98               -             -
 155           15.74          12.38       12.38               -             -
 156           15.34          11.98       11.98               -             -
 157           15.96          12.38       12.38               -             -
 158           15.56          11.98       11.98               -             -
 159           15.67          11.98       11.98               -             -
 160           16.88          12.80       12.80               -             -
 161           15.91          11.98       11.98               -             -
 162           16.57          12.38       12.38               -             -
 163           16.16          11.98       11.98               -             -
 164           16.83          12.38       12.38               -             -
 165           16.42          11.98           -               -             -
 166           16.56          11.98           -               -             -
 167           17.25          12.38           -               -             -
 168           16.84          11.98           -               -             -
 169           17.55          12.38           -               -             -
 170           17.14          11.98           -               -             -
 171           17.29          11.98           -               -             -
 172           19.32          13.26           -               -             -
 173           17.62          11.98           -               -             -
 174           18.38          12.38           -               -             -
 175           17.96          11.98           -               -             -
 176           18.74          12.38           -               -             -
 177           19.27              -           -               -             -
 178           19.97              -           -               -             -
 179           21.02              -           -               -             -
 180           20.73              -           -               -             -
 181           21.85              -           -               -             -
 182           21.59              -           -               -             -
 183           22.06              -           -               -             -
 184           24.99              -           -               -             -
 185           23.11              -           -               -             -
 186           24.48              -           -               -             -
 187           24.32              -           -               -             -
 188           25.83              -           -               -             -
 189           25.73              -           -               -             -
 190           26.53              -           -               -             -
 191           28.28              -           -               -             -
 192           28.26              -           -               -             -
 193           30.22              -           -               -             -
 194           30.33              -           -               -             -
 195           31.53              -           -               -             -
 196           36.38              -           -               -             -
 197           34.35              -           -               -             -
 198           37.24              -           -               -             -
 199           37.95              -           -               -             -
 200           41.47              -           -               -             -
 201           42.66              -           -               -             -
 202           45.61              -           -               -             -
 203           50.73              -           -               -             -
 204           53.29              -           -               -             -
 205           60.36              -           -               -             -
 206           64.81              -           -               -             -
 207           73.05              -           -               -             -
 208           89.82              -           -               -             -
 209           99.37              -           -               -             -
 210          126.43              -           -               -             -
 211          160.50              -           -               -             -
 212          244.14              -           -               -             -
 213          459.11              -           -               -             -
 214               *              -           -               -             -
 215               -              -           -               -             -



* In Period 214, the A-2 Class has a balance of $2,044 and is paid $90,889 in interest.

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

MORGAN STANLEY
2002-HE3
COLLATERAL ANALYSIS AS OF 11/01/2002
ALL RECORDS
3,482 RECORDS
BALANCE: 505,873,171


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1.  Summary Statistics
2.  Loan Originator
3.  Product Types
4.  Range of Gross Interest Rates (%)
5.  Range of Cut-off Date Principal Balances ($)
6.  Range of Original Terms (months)
7.  Range of Amortizing Original Terms (months)
8.  Range of Stated Remaining Terms (months)
9.  Range of Amortizing Remaining Terms (months)
10. Range of Original LTV Ratios
11. Range of Gross Margins (%)
12. Range of Minimum Mortgage Rates (%)
13. Range of Maximum Loan Rates (%)
14. Initial Periodic Cap (%)
15. Subsequent Periodic Cap (%)
16. Next Rate Adjustment Dates
17. Geographic Distribution (Top 15)
18. Occupancy
19. Property Type
20. Loan Purpose
21. Documentation Level
22. Credit Score
23. Prepayment Penalty Term




1. SUMMARY STATISTICS

Number of Mortgage Loans: 3,482
Aggregate Principal Balance: 505,873,171
Weighted Average Current Mortgage Rate: 8.304
Weighted Average Margin: 7.136
Weighted Average Maximum Rate: 15.184
Weighted Average Minimum Rate: 8.316
Weighted Average Original Term: 345
Weighted Average Stated Remaining Term: 341
Weighted Average Original LTV: 82.17
% First Lien: 100.00
% Owner Occupied: 96.54
% Purchase: 35.48
% Full Doc: 66.47
Weighted Average Credit Score: 628


2. LOAN ORIGINATOR

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
LOAN ORIGINATOR        LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
ACCREDITED             3,002     447,594,577      88.48     8.271             340     81.66
DECISIONONE              439      54,321,878      10.74     8.487             352     86.52
FFFC                      34       3,245,034       0.64     9.527             353     81.98
OPTIONONE                  7         711,682       0.14     9.538             354     74.62
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17


3. PRODUCT TYPES

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
PRODUCT TYPES          LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Fixed - 10 Year            5         545,042       0.11     7.499             116     61.95
Fixed - 15 Year           91       8,365,049       1.65     8.132             177     72.97
Fixed - 20 Year           42       4,249,045       0.84     8.056             237     77.41
Fixed - 25 Year            4         484,473        0.1     8.232             296     84.04
Fixed - 30 Year          745      95,490,136      18.88     8.212             356     80.51
Balloon - 15/20            2         181,927       0.04     7.392             177     84.66
Balloon - 15/25            2         153,562       0.03     8.681             177     79.89
Balloon - 15/30          269      30,358,602          6     8.549             176     85.02
ARM - 2 Year/6 Mo        812     112,993,041      22.34     8.431             356     83.96
ARM - 3 Year/6 Mo      1,510     253,052,295      50.02     8.265             356     82.09
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17


4. RANGE OF GROSS INTEREST RATES (%)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
RANGE OF GROSS        MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
INTEREST RATES (%)     LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
5.000 - 5.999              5         692,145       0.14      5.87             356        80
6.000 - 6.999            214      39,679,719       7.84     6.779             347     78.68
7.000 - 7.999          1,198     194,612,689      38.47     7.629             343     81.38
8.000 - 8.999          1,233     172,219,087      34.04     8.599             338     83.55
9.000 - 9.999            658      80,182,190      15.85     9.557             339     83.61
10.000 - 10.999          151      16,677,099        3.3     10.491            346     79.88
11.000 - 11.999           21       1,736,047       0.34     11.452            329     72.23
13.000 - 13.999            2          74,195       0.01     13.899            245     44.55
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 5.790
Maximum: 13.990
Weighted Average: 8.304


5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
RANGE OF CUT-OFF        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
DATE PRINCIPAL        MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
BALANCE ($)            LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
1 - 25,000                 5         115,812       0.02     9.989             356     69.43
25,001 - 50,000          131       5,539,419        1.1     9.421             301     72.55
50,001 - 75,000          475      30,274,980       5.98     8.766             318     80.21
75,001 - 100,000         583      50,948,728      10.07     8.561             329     81.66
100,001 - 125,000        565      63,609,450      12.57     8.406             333     82.74
125,001 - 150,000        469      64,052,075      12.66     8.373             344     83.16
150,001 - 175,000        297      48,102,075       9.51     8.343             345     82.47
175,001 - 200,000        271      50,584,703         10       8.2             347     81.67
200,001 - 225,000        179      38,073,297       7.53     8.232             346     83.05
225,001 - 250,000        125      29,769,377       5.88     8.098             348     82.86
250,001 - 275,000         93      24,297,421        4.8      8.26             349     83.61
275,001 - 300,000         67      19,230,788        3.8      8.03             354     82.22
300,001 - 325,000         67      20,974,184       4.15     7.976             346     83.53
325,001 - 350,000         41      13,797,931       2.73     8.213             339     84.27
350,001 - 375,000         38      13,741,980       2.72     8.108             352     82.41
375,001 - 400,000         35      13,750,372       2.72     8.023             346     80.52
400,001 - 425,000          7       2,899,770       0.57     7.923             356      81.3
425,001 - 450,000          9       3,968,259       0.78     7.937             357      81.8
450,001 - 475,000          8       3,693,612       0.73         8             334     76.22
475,001 - 500,000         15       7,403,581       1.46     7.345             357     74.98
500,001 - 525,000          2       1,045,356       0.21     8.002             357     84.97
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 19,970
Maximum: 524,087
Average: 145,282


6. RANGE OF ORIGINAL TERMS (MONTHS)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
RANGE OF ORIGINAL     MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
TERMS (MONTHS)         LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
S1 - 120                   5         545,042       0.11     7.499             116     61.95
121 - 180                364      39,059,140       7.72     8.455             176     82.41
181 - 240                 42       4,249,045       0.84     8.056             237     77.41
241 - 300                  5         543,713       0.11     8.315             296     84.69
301 - 360              3,066     461,476,232      91.22     8.295             356     82.22
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 120
Maximum: 360
Weighted Average: 345


7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
RANGE OF              NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
AMORTIZING              OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
ORIGINAL TERMS        MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
(MONTHS)               LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
61 - 120                   5         545,042       0.11     7.499             116     61.95
121 - 180                 91       8,365,049       1.65     8.132             177     72.97
181 - 240                 45       4,592,450       0.91     8.019             238     78.11
241 - 300                  7         697,275       0.14     8.395             270     83.63
301 - 360              3,334     491,673,355      97.19      8.31             345     82.39
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 120
Maximum: 360
Weighted Average: 356


8. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
RANGE OF                OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
STATED REMAINING      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
TERMS (MONTHS)         LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
109 - 120                  5         545,042       0.11     7.499             116     61.95
169 - 180                364      39,059,140       7.72     8.455             176     82.41
229 - 240                 42       4,249,045       0.84     8.056             237     77.41
289 - 300                  5         543,713       0.11     8.315             296     84.69
349 - 360              3,066     461,476,232      91.22     8.295             356     82.22
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 115
Maximum: 359
Weighted Average: 341


9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
RANGE OF                OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
AMORTIZING REMAINING  MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
TERMS (MONTHS)         LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
109 - 120                  5         545,042       0.11     7.499             116     61.95
169 - 180                 91       8,365,049       1.65     8.132             177     72.97
229 - 240                 45       4,592,450       0.91     8.019             238     78.11
265 - 276                  1          61,020       0.01     11.99             356        90
289 - 300                  9         759,551       0.15     8.451             268     82.32
301 - 312                  2         116,280       0.02     8.833             235     58.42
313 - 324                  4         317,138       0.06     8.798             285     76.73
325 - 336                  6         781,089       0.15     9.259             343     77.14
337 - 348                 26       2,327,107       0.46     8.753             343      83.3
349 - 360              3,293     488,008,444      96.47     8.306             345      82.4
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 115
Maximum: 360
Weighted Average: 352


10. RANGE OF ORIGINAL LTV RATIOS

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
LOAN ORIGINATOR        LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
10.01 - 20.00              6         463,566       0.09     9.399             304     18.72
20.01 - 30.00              9         693,610       0.14     8.204             333     25.84
30.01 - 40.00             22       1,926,004       0.38     8.364             333     35.06
40.01 - 50.00             45       4,114,375       0.81     7.927             317     45.65
50.01 - 60.00             98      11,152,006        2.2     8.341             331     55.91
60.01 - 70.00            218      28,687,042       5.67     8.539             335     66.42
70.01 - 80.00          1,485     226,949,210      44.86     8.061             345     78.81
80.01 - 90.00          1,145     168,905,147      33.39     8.524             341     87.21
90.01 - 100.00           454      62,982,211      12.45     8.494             336     97.53
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 17.74
Maximum: 100.00
Weighted Average: 82.17


11. RANGE OF GROSS MARGINS (%)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
RANGE OF              MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
GROSS MARGINS (%)      LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Fixed Rate Loans       1,160     139,827,836      27.64     8.273             301     80.89
3.501 - 4.000              1         110,950       0.02       7.5             357        80
4.501 - 5.000             24       5,009,000       0.99     6.716             357     81.68
5.001 - 5.500             83      16,736,836       3.31     6.993             357      79.7
5.501 - 6.000            230      43,645,200       8.63     7.389             356     80.45
6.001 - 6.500            359      62,702,580      12.39     7.715             357      81.1
6.501 - 7.000            400      65,839,335      13.01      8.02             356     82.65
7.001 - 7.500            368      57,553,485      11.38      8.54             356      83.9
7.501 - 8.000            320      43,251,282       8.55     8.856             356      83.9
8.001 - 8.500            234      32,717,788       6.47     9.281             356     84.26
8.501 - 9.000            155      21,494,705       4.25     9.671             356     84.42
9.001 - 9.500             85      10,307,674       2.04     9.912             356     85.56
9.501 - 10.000            51       5,543,673        1.1     10.357            356     84.67
10.001 - 10.500            8         875,666       0.17     11.075            356     81.77
10.501 - 11.000            2         157,307       0.03     11.351            355     57.09
11.001 - 11.500            2          99,853       0.02     11.736            356      75.2
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 4.000
Maximum: 11.180
Weighted Average: 7.136


12. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
RANGE OF MINIMUM      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
MORTGAGE RATES (%)     LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Sixed Rate Loans       1,160     139,827,836      27.64     8.273             301     80.89
5.501 - 6.000              5         692,145       0.14      5.87             356        80
6.001 - 6.500             29       6,543,386       1.29     6.368             357     80.87
6.501 - 7.000            137      26,047,790       5.15     6.916             357     80.08
7.001 - 7.500            306      55,450,988      10.96     7.377             356     80.96
7.501 - 8.000            491      82,527,756      16.31     7.873             356     82.55
8.001 - 8.500            372      60,292,285      11.92      8.36             356     83.43
8.501 - 9.000            446      64,189,439      12.69     8.858             356     83.85
9.001 - 9.500            214      29,640,378       5.86     9.348             356     84.11
9.501 - 10.000           219      28,581,546       5.65     9.857             356     85.05
10.001 -10.500            58       7,070,001        1.4     10.332            356     81.08
10.501 - 11.000           36       4,150,480       0.82     10.827            356     75.51
11.001 - 11.500            6         396,265       0.08     11.246            356     83.13
11.501 - 12.000            3         462,875       0.09     11.919            356     64.34
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 5.790
Maximum: 11.999
Weighted Average: 8.316


13. RANGE OF MAXIMUM LOAN RATES (%)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
RANGE OF MAXIMUM      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
LOAN RATES (%)         LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Fixed Rate Loans       1,160     139,827,836      27.64     8.273             301     80.89
11.501 - 12.000            3         432,533       0.09     5.818             356        80
12.001 - 12.500           10       1,668,195       0.33     6.207             357     77.84
12.501 - 13.000           30       4,861,496       0.96     6.751             357      79.4
13.001 - 13.500           43       8,196,984       1.62     6.787             357     82.62
13.501 - 14.000          153      27,338,408        5.4     7.135             357     81.65
14.001 - 14.500          332      58,772,219      11.62     7.488             356     81.47
14.501 - 15.000          515      85,412,357      16.88     7.975             356     82.88
15.001 - 15.500          383      60,986,483      12.06     8.475             356     83.82
15.501 - 16.000          444      62,668,703      12.39      8.97             356     83.91
16.001 - 16.500          170      23,996,446       4.74     9.433             356     82.78
16.501 - 17.000          160      21,864,910       4.32     9.897             356     83.33
17.001 - 17.500           44       5,486,166       1.08     10.365            356     78.29
17.501 - 18.000           30       3,686,638       0.73     10.866            356     74.35
18.001 - 18.500            3         286,811       0.06     11.235            356     86.22
18.501 - 19.000            2         386,987       0.08     11.941            356     61.26
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 11.790
Maximum: 18.999
Weighted Average: 15.184


14. INITIAL PERIODIC CAP (%)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
INITIAL               MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
PERIODIC CAP           LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Fixed Rate Loans       1,160     139,827,836      27.64     8.273             301     80.89
1.5                    1,940     317,696,349       62.8     8.284             356     82.03
3                        382      48,348,986       9.56     8.525             356     86.84
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 1.500
Maximum: 3.000
Weighted Average: 1.698


15. SUBSEQUENT PERIODIC CAP (%)
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
SUBSEQUENT            MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
PERIODIC CAP (%)       LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Fixed Rate Loans       1,160     139,827,836      27.64     8.273             301     80.89
1                      2,322     366,045,335      72.36     8.316             356     82.66
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000


16. NEXT RATE ADJUSTMENT DATES

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
NEXT RATE             MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
ADJUSTMENT DATES       LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Mar-04                     1         180,716       0.04       8.6             352        80
Apr-04                     1          62,747       0.01     8.875             353        90
May-04                    31       3,866,113       0.76     9.327             354     78.43
Jun-04                    66       7,365,772       1.46     8.885             355     85.75
Jul-04                   418      56,796,960      11.23      8.55             356     84.14
Aug-04                   292      44,201,931       8.74     8.125             357     83.92
Sep-04                     2         392,217       0.08     7.846             358     82.57
Oct-04                     1         126,584       0.03      9.25             359     87.95
Jan-05                     1         126,816       0.03      9.25             350     84.44
Mar-05                     1         107,463       0.02       8.5             352        90
Apr-05                    10       1,700,936       0.34     8.405             353     81.05
May-05                    35       6,137,928       1.21     9.122             354     79.62
Jun-05                    82      14,951,795       2.96     8.558             355      81.6
Jul-05                   556      89,507,041      17.69     8.299             356      81.3
Aug-05                   823     140,063,941      27.69     8.173             357     82.73
Sep-05                     2         456,375       0.09     7.939             358     87.93
Fixed Rate Loans       1,160     139,827,836      27.64     8.273             301     80.89
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17


17. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
GEOGRAPHIC            MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
(TOP 15)               LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
California               872     170,412,655      33.69     8.037             351     80.32
Illinois                 192      30,384,755       6.01     8.424             346     80.52
Florida                  265      30,322,636       5.99     8.555             346     82.06
Ohio                     227      24,476,553       4.84     8.538             313     85.26
Indiana                  228      22,814,547       4.51     8.625             293     86.01
New York                 123      19,603,924       3.88     8.786             349     81.27
Arizona                  137      16,082,398       3.18     8.388             351     83.51
Pennsylvania             128      14,241,397       2.82     8.563             324     85.35
Georgia                  120      13,702,344       2.71     8.534             350     85.74
Washington                85      13,605,581       2.69         8             349     81.65
New Jersey                67      11,412,135       2.26     8.339             321     80.67
Connecticut               68      10,954,494       2.17     8.117             335     82.75
Maryland                  57      10,830,647       2.14     8.229             338     82.71
Virginia                  71      10,753,687       2.13     8.387             334      81.4
North Carolina            91      10,434,715       2.06     8.408             351     83.89
Other                    751      95,840,703      18.95      8.39             340     83.32
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Number of States/District of Columbia Represented: 48


18. OCCUPANCY
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
OCCUPANCY              LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Primary                3,326     488,386,969      96.54     8.303             342     82.47
Investment               136      15,787,420       3.12     8.323             329     73.16
Non-Owner Occupie         17       1,499,948        0.3     8.546             356     80.61
Second Home                3         198,835       0.04     8.986             357     88.61
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17


19. PROPERTY TYPE
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
PROPERTY TYPE          LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Single Family Res      2,722     387,383,797      76.58     8.311             339     82.49
PUD                      277      50,605,651         10      8.19             351      82.6
2-4 Family               208      32,490,853       6.42     8.444             341        79
Condo                    227      31,055,943       6.14      8.19             350     81.05
Townhouse                 22       2,351,569       0.46     8.739             351     84.93
Manufactured Hous         26       1,985,359       0.39     8.784             315     75.09
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17


20. LOAN PURPOSE
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
LOAN PURPOSE           LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Refinance - Cashout                 2,036         287,241,961     56.78    8.325       335    81.49
Purchase                            1,165         180,330,618     35.65    8.245       351    83.45
Refinance - Rate Term                 281          38,300,592      7.57    8.426       339     81.3
TOTAL:                              3,482         505,873,171       100    8.304       341    82.17


21. DOCUMENTATION LEVEL
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
DOCUMENTATION LEVEL    LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
Full                   2,491     336,251,770      66.47     8.352             338     83.87
Stated Documentat        969     164,438,145      32.51     8.207             346     78.73
Limited                   22       5,183,255       1.02      8.29             356     81.34
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17


22. CREDIT SCORE
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
                      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
CREDIT SCORE           LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
NA                        42       4,009,121       0.79     9.535             353     80.26
451 - 475                  2         218,409       0.04     10.419            356     65.96
476 - 500                  6         787,987       0.16     10.513            337     74.04
501 - 525                150      20,758,491        4.1     9.349             350     75.14
526 - 550                259      35,074,189       6.93      9.21             345     77.88
551 - 575                363      50,188,379       9.92     8.912             342     81.59
576 - 600                452      60,382,113      11.94     8.653             338     82.46
601 - 625                498      70,013,380      13.84     8.348             335     83.53
626 - 650                614      91,502,471      18.09      8.12             343     84.49
651 - 675                441      67,067,602      13.26     7.908             342     82.44
676 - 700                283      45,403,429       8.98     7.754             340      82.4
701 - 725                180      28,773,163       5.69     7.588             343     81.87
726 - 750                107      17,338,339       3.43     7.576             344     83.93
751 - 775                 60      10,598,350        2.1     7.366             347     79.79
776 - 800                 22       3,231,865       0.64     7.417             316      81.1
801 - 825                  3         525,882        0.1     6.702             314     77.98
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17
Minimum: 465
Maximum: 807
Weighted Average: 628


23. PREPAYMENT PENALTY TERM
                                                             % OF
                                                           MORTGAGE
                                                           POOL BY
                                 AGGREGATE     AGGREGATE  WEIGHTED
                      NUMBER      CUT-OFF       CUT-OFF    AVERAGE         WEIGHTED  WEIGHTED
                        OF          DATE         DATE       GROSS          AVERAGE   AVERAGE
RANGE OF MAXIMUM      MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST       REMAINING  ORIGINAL
LOAN RATES (%)         LOANS       BALANCE      BALANCE      RATE            TERM      LTV
---------------------------------------------------------------------------------------------
           0             210      26,217,539       5.18      8.68             350     81.45
          12              82      13,824,642       2.73     8.503             344     79.14
          18               1         394,005       0.08      7.25             356        85
          24             394      56,364,055      11.14     8.342             355     85.07
          30              11       1,961,751       0.39     8.256             351      87.7
          36           1,906     302,294,936      59.76     8.303             351     82.19
          42               2         169,950       0.03     8.708             357     67.79
          48              16       2,393,534       0.47     8.291             339     84.25
          60             860     102,252,759      20.21     8.168             301     80.98
TOTAL:                 3,482     505,873,171        100     8.304             341     82.17

Non-Zero Minimum: 12
Maximum: 60 Non-Zero
Weighted Average: 39

This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
2002-HE3
COLLATERAL ANALYSIS AS OF 11/01/2002
GROUP 1
2,098 RECORDS
BALANCE: 296,531,138


SELECTION CRITERIA: GROUP 1
TABLE OF CONTENTS

1. Summary Statistics
2. Loan Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Original Terms (months)
7. Range of Amortizing Original Terms (months)
8. Range of Stated Remaining Terms (months)
9. Range of Amortizing Remaining Terms (months)
10. Range of Original LTV Ratios
11. Range of Gross Margins (%)
12. Range of Minimum Mortgage Rates (%)
13. Range of Maximum Loan Rates (%)
14. Initial Periodic Cap (%)
15. Subsequent Periodic Cap (%)
16. Next Rate Adjustment Dates
17. Geographic Distribution (Top 15)
18. Occupancy
19. Property Type
20. Loan Purpose
21. Documentation Level
22. Credit Score
23. Prepayment Penalty Term



1. SUMMARY STATISTICS

Number of Mortgage Loans: 2,098
Aggregate Principal Balance: 296,531,138
Weighted Average Current Mortgage Rate: 8.294
Weighted Average Margin: 7.084
Weighted Average Maximum Rate: 15.329
Weighted Average Minimum Rate: 8.329
Weighted Average Original Term: 353
Weighted Average Stated Remaining Term: 350
Weighted Average Original LTV: 81.46
% First Lien: 100.00
% Owner Occupied: 96.66
% Purchase: 37.96
% Full Doc: 60.08
Weighted Average Credit Score: 625


2. LOAN ORIGINATOR

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
LOAN ORIGINATOR        LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
ACCREDITED             2,098        296,531,138           100         8.294          350         81.46
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


3. PRODUCT TYPES

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
PRODUCT TYPES          LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Fixed - 10 Year            3            368,934          0.12         7.062          117         61.02
Fixed - 15 Year           33          3,104,958          1.05         7.924          177         69.81
Fixed - 20 Year           14          1,666,979          0.56         7.848          237         72.72
Fixed - 30 Year          207         25,906,023          8.74         8.003          357         75.88
Balloon - 15/25            1             34,905          0.01          8.99          177         58.33
Balloon - 15/30           63          6,509,932           2.2         8.399          177          77.1
ARM - 2 Year/6 Month     420         57,342,906         19.34         8.383          356         81.82
ARM - 3 Year/6 Month   1,357        201,596,500         67.98         8.314          356         82.51
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


4. RANGE OF GROSS INTEREST RATES (%)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
RANGE OF GROSS        MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
INTEREST RATES (%)     LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
5.000 - 5.999              2            259,612          0.09         5.956          357            80
6.000 - 6.999            112         18,450,717          6.22         6.839          348         78.12
7.000 - 7.999            802        121,062,002         40.83         7.641          349         81.11
8.000 - 8.999            759        104,374,677          35.2         8.601          350         82.75
9.000 - 9.999            346         44,370,184         14.96         9.562          351         81.63
10.000 - 10.999           71          7,551,895          2.55        10.489          353          77.3
11.000 - 11.999            6            462,052          0.16        11.408          334         68.28
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 5.875
Maximum: 11.999
Weighted Average: 8.294


5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
RANGE OF CUT-OFF         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
DATE PRINCIPAL        MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
BALANCES ($)         ) LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
1 - 25,000                 1             24,729          0.01          7.75          356            80
25,001 - 50,000           53          2,266,823          0.76         9.315          316          73.1
50,001 - 75,000          239         15,204,093          5.13         8.703          336         79.32
75,001 - 100,000         336         29,408,933          9.92         8.484          344         80.31
100,001 - 125,000        339         38,175,563         12.87         8.316          348         81.36
125,001 - 150,000        315         43,162,474         14.56         8.366          350         81.57
150,001 - 175,000        219         35,510,489         11.98         8.295          351         81.81
175,001 - 200,000        216         40,282,642         13.58           8.2          351         80.51
200,001 - 225,000        132         28,060,312          9.46         8.176          353         82.11
225,001 - 250,000        105         24,991,561          8.43          8.11          354         83.22
250,001 - 275,000         80         20,889,163          7.04         8.322          353         83.57
275,001 - 300,000         53         15,183,923          5.12         7.875          357         81.63
300,001 - 325,000          5          1,559,751          0.53          8.13          356          82.7
325,001 - 350,000          2            662,001          0.22         7.932          356         84.94
350,001 - 375,000          1            355,846          0.12          8.25          355            85
375,001 - 400,000          2            792,835          0.27         7.998          356         76.87
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 24,729
Maximum: 397,804
Average: 141,340


6. RANGE OF ORIGINAL TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
RANGE OF ORIGINAL     MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
TERMS (MONTHS)         LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
61 - 120                   3            368,934          0.12         7.062          117         61.02
121 - 180                 97          9,649,796          3.25         8.248          177         74.69
181 - 240                 14          1,666,979          0.56         7.848          237         72.72
241 - 300                  1             59,240          0.02          8.99          297            90
301 - 360              1,983        284,786,190         96.04         8.299          356         81.77
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 120
Maximum: 360
Weighted Average: 353


7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
RANGE OF                 OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
AMORTIZING ORIGINAL   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
TERMS (MONTHS)         LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
61 - 120                   3            368,934          0.12         7.062          117         61.02
121 - 180                 33          3,104,958          1.05         7.924          177         69.81
181 - 240                 15          1,828,458          0.62         7.839          247         74.15
241 - 300                  2             94,145          0.03          8.99          253         78.26
301 - 360              2,045        291,134,643         98.18         8.302          352         81.66
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 120
Maximum: 360
Weighted Average: 357


8. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
RANGE OF STATED          OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
REMAINING TERMS       MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
(MONTHS)               LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
109 - 120                  3            368,934          0.12         7.062          117         61.02
169 - 180                 97          9,649,796          3.25         8.248          177         74.69
229 - 240                 14          1,666,979          0.56         7.848          237         72.72
289 - 300                  1             59,240          0.02          8.99          297            90
349 - 360              1,983        284,786,190         96.04         8.299          356         81.77
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 115
Maximum: 359
Weighted Average: 350


9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
RANGE OF AMORTIZING      OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
REMAINING TERMS       MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
(MONTHS)               LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
109 - 120                  3            368,934          0.12         7.062          117         61.02
169 - 180                 33          3,104,958          1.05         7.924          177         69.81
229 - 240                 15          1,828,458          0.62         7.839          247         74.15
289 - 300                  3            132,224          0.04         8.849          230         72.91
301 - 312                  1             77,579          0.03           8.5          176         47.65
313 - 324                  3            253,862          0.09         8.935          312         83.39
325 - 336                  1            230,791          0.08           9.5          356            90
337 - 348                 18          1,686,050          0.57         8.751          341         83.08
349 - 360              2,021        288,848,282         97.41         8.298          353         81.65
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 115
Maximum: 359
Weighted Average: 353


10. RANGE OF ORIGINAL LTV RATIOS

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
RANGE OF ORIGINAL     MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
LTV RATIOS             LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
10.01 - 20.00              4            383,181          0.13         8.993          331         18.45
20.01 - 30.00              5            450,179          0.15         8.469          343         25.31
30.01 - 40.00             12          1,034,872          0.35         8.444          356         35.47
40.01 - 50.00             23          2,661,603           0.9         7.902          319         46.33
50.01 - 60.00             63          7,286,162          2.46         8.556          331          56.1
60.01 - 70.00            137         17,385,385          5.86         8.488          341         66.67
70.01 - 80.00          1,026        146,317,120         49.34         8.102          349         79.09
80.01 - 90.00            632         93,876,900         31.66         8.501          353         87.04
90.01 - 100.00           196         27,135,737          9.15         8.433          356         98.26
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 17.74
Maximum: 100.00
Weighted Average: 81.46


11. RANGE OF GROSS MARGINS (%)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
RANGE OF GROSS        MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
MARGINS (%)            LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate Loans         321         37,591,732         12.68          8.05          303         75.29
3.501 - 4.000              1            110,950          0.04           7.5          357            80
4.501 - 5.000             12          2,397,771          0.81         6.422          357         80.87
5.001 - 5.500             55         10,031,779          3.38          6.94          357         79.81
5.501 - 6.000            182         30,752,050         10.37         7.347          357         81.05
6.001 - 6.500            298         45,091,775         15.21         7.739          357         81.87
6.501 - 7.000            342         51,324,532         17.31         8.064          356         83.06
7.001 - 7.500            317         46,601,929         15.72         8.584          356         83.51
7.501 - 8.000            263         34,384,941          11.6         8.975          356         83.18
8.001 - 8.500            164         21,778,317          7.34         9.507          356         82.53
8.501 - 9.000             89         10,928,484          3.69          9.92          356         81.06
9.001 - 9.500             29          3,173,447          1.07        10.253          356          82.1
9.501 - 10.000            22          2,153,142          0.73        10.711          356         77.71
10.001 - 10.500            2            120,456          0.04        11.054          356         76.43
10.501 - 11.000            1             89,833          0.03        11.749          354         32.37
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 4.000
Maximum: 10.999
Weighted Average: 7.084


12. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
RANGE OF MINIMUM      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
MORTGAGE RATES (%)     LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate Loans         321         37,591,732         12.68          8.05          303         75.29
5.501 - 6.000              2            259,612          0.09         5.956          357            80
6.001 - 6.500             13          2,606,052          0.88         6.464          357          80.8
6.501 - 7.000             94         15,826,645          5.34         6.954          357         80.63
7.001 - 7.500            250         40,437,309         13.64         7.387          356         81.44
7.501 - 8.000            403         60,275,055         20.33          7.88          357         82.59
8.001 - 8.500            298         44,702,068         15.07         8.365          356         83.34
8.501 - 9.000            362         49,440,357         16.67         8.863          356         83.11
9.001 - 9.500            147         20,403,272          6.88         9.364          356         82.18
9.501 - 10.000           143         18,093,642           6.1          9.87          356         83.02
10.001 - 10.500           36          4,065,091          1.37         10.34          356          77.6
10.501 - 11.000           25          2,453,659          0.83        10.776          356         77.72
11.001 - 11.500            3            286,811           0.1        11.235          356         86.22
11.501 - 12.000            1             89,833          0.03        11.749          354         32.37
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 5.875
Maximum: 11.749
Weighted Average: 8.329


13. RANGE OF MAXIMUM LOAN RATES (%)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
RANGE OF MAXIMUM      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
LOAN RATES (%)         LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate Loans         321         37,591,732         12.68          8.05          303         75.29
12.501 - 13.000            2            259,612          0.09         5.956          357            80
13.001 - 13.500           13          2,606,052          0.88         6.464          357          80.8
13.501 - 14.000           94         15,826,645          5.34         6.954          357         80.63
14.001 - 14.500          250         40,437,309         13.64         7.387          356         81.44
14.501 - 15.000          403         60,275,055         20.33          7.88          357         82.59
15.001 - 15.500          298         44,702,068         15.07         8.365          356         83.34
15.501 - 16.000          362         49,440,357         16.67         8.863          356         83.11
16.001 - 16.500          147         20,403,272          6.88         9.364          356         82.18
16.501 - 17.000          143         18,093,642           6.1          9.87          356         83.02
17.001 - 17.500           36          4,065,091          1.37         10.34          356          77.6
17.501 - 18.000           25          2,453,659          0.83        10.776          356         77.72
18.001 - 18.500            3            286,811           0.1        11.235          356         86.22
18.501 - 19.000            1             89,833          0.03        11.749          354         32.37
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 12.875
Maximum: 18.749
Weighted Average: 15.329


14. INITIAL PERIODIC CAP (%)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
INITIAL PERIODIC      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
CAP (%)                LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate Loans         321         37,591,732         12.68          8.05          303         75.29
1.5                    1,777        258,939,406         87.32         8.329          356         82.36
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 1.500
Maximum: 1.500
Weighted Average: 1.500


15. SUBSEQUENT PERIODIC CAP (%)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
SUBSEQUENT            MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
PERIODIC CAP (%)       LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Fixed Rate Loans         321         37,591,732         12.68          8.05          303         75.29
1                      1,777        258,939,406         87.32         8.329          356         82.36
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000


16. NEXT RATE ADJUSTMENT DATES

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
NEXT RATE             MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
ADJUSTMENT DATES       LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Mar-04                     1            180,716          0.06           8.6          352            80
May-04                    12          1,679,924          0.57         8.687          354         71.91
Jun-04                    29          3,219,150          1.09         8.772          355         87.39
Jul-04                   179         24,257,297          8.18         8.468          356         80.49
Aug-04                   196         27,487,018          9.27         8.245          357         82.91
Sep-04                     2            392,217          0.13         7.846          358         82.57
Oct-04                     1            126,584          0.04          9.25          359         87.95
Jan-05                     1            126,816          0.04          9.25          350         84.44
Mar-05                     1            107,463          0.04           8.5          352            90
Apr-05                    10          1,700,936          0.57         8.405          353         81.05
May-05                    28          4,016,058          1.35         8.973          354         79.46
Jun-05                    66          9,523,072          3.21         8.777          355         80.45
Jul-05                   496         70,656,131         23.83         8.352          356         81.91
Aug-05                   754        115,330,185         38.89         8.226          357         83.17
Sep-05                     1            135,838          0.05           8.6          358            85
Fixed Rate Loans         321         37,591,732         12.68          8.05          303         75.29
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


17. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
GEOGRAPHIC            MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
DISTRIBUTION (TOP 15)  LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
California               577        102,350,582         34.52         8.115          352         79.84
Illinois                 151         23,114,433          7.79         8.424          354         80.65
Ohio                     133         15,333,185          5.17         8.509          342         84.67
Florida                  143         15,216,384          5.13         8.416          348         79.72
Indiana                  138         13,894,504          4.69         8.576          334         85.43
New York                  74         11,181,842          3.77          8.82          349         81.06
Arizona                   89         10,614,522          3.58         8.363          355         82.53
Georgia                   75          8,488,492          2.86          8.36          355         85.55
Washington                49          7,644,681          2.58         7.985          349         82.44
Pennsylvania              68          7,478,829          2.52          8.53          343         84.45
Maryland                  38          6,732,625          2.27          8.27          348         82.45
Connecticut               50          6,458,948          2.18         8.169          338         82.02
Colorado                  40          6,277,071          2.12          8.25          353         80.14
New Jersey                33          5,303,964          1.79         8.338          345         80.08
Massachusetts             29          5,281,304          1.78          8.38          356         73.83
Other                    411         51,159,771         17.25         8.296          350         83.06
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Number of States/District of Columbia Represented: 45


18. OCCUPANCY

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
OCCUPANCY              LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Primary                2,014        286,627,932         96.66         8.295          350         81.76
Investment                82          9,789,645           3.3         8.245          344         72.61
Second Home                2            113,560          0.04         8.976          357         87.57
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


19. PROPERTY TYPE

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
PROPERTY TYPE          LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Single Family Residence1,587        221,149,764         74.58         8.285          349         81.63
PUD                      187         30,443,021         10.27         8.271          355          82.8
Condo                    169         21,526,285          7.26         8.261          352         80.24
2-4 Family               130         20,989,511          7.08         8.426          349         79.08
Townhouse                 15          1,523,033          0.51          8.19          357          81.3
Manufactured Housing      10            899,523           0.3         9.107          349         79.09
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


20. LOAN PURPOSE

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
LOAN PURPOSE           LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Refinance - Cashout    1,166        162,349,689         54.75         8.322          346         80.65
Purchase                 783        113,426,029         38.25         8.223          355         82.78
Refinance - Rate Term    149         20,755,420             7         8.462          351         80.63
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


21. DOCUMENTATION LEVEL

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
DOCUMENTATION LEVEL    LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
Full                   1,313        178,145,539         60.08         8.339          352         83.23
Stated Documentation     776        116,913,028         39.43         8.222          346         78.73
Limited                    9          1,472,570           0.5         8.515          357         84.42
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46


22. CREDIT SCORE

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
                      MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
CREDIT SCORE           LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
476 - 500                  2            249,465          0.08         9.159          356          83.4
501 - 525                117         17,052,559          5.75          9.25          356          75.2
526 - 550                174         24,064,413          8.12         9.158          356         77.38
551 - 575                206         28,055,593          9.46         8.775          350         79.84
576 - 600                264         35,284,341          11.9         8.581          350         81.82
601 - 625                269         35,908,464         12.11         8.271          349         83.28
626 - 650                381         53,646,590         18.09         8.137          347          84.5
651 - 675                284         42,295,935         14.26         7.911          349         82.05
676 - 700                185         27,820,321          9.38         7.821          345         81.55
701 - 725                111         16,260,431          5.48         7.706          352         81.69
726 - 750                 65          9,867,046          3.33         7.589          351         81.27
751 - 775                 28          4,000,923          1.35         7.361          353         75.93
776 - 800                 10          1,638,242          0.55           7.3          326         83.53
801 - 825                  2            386,814          0.13         6.872          299         77.25
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Minimum: 500
Maximum: 804
Weighted Average: 625


23. PREPAYMENT PENALTY TERM

                                                         % OF
                                                       MORTGAGE
                                                        POOL BY
                                      AGGREGATE        AGGREGATE     WEIGHTED
                       NUMBER          CUT-OFF          CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED
                         OF              DATE            DATE          GROSS       AVERAGE       AVERAGE
PREPAYMENT            MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING     ORIGINAL
PENALTY TERM           LOANS          BALANCE          BALANCE        RATE          TERM          LTV
---------------------------------------------------------------------------------------------------------
0                        110         14,443,942          4.87         8.541          356         81.73
12                        37          4,912,173          1.66         8.709          340         77.89
24                        76         12,810,329          4.32         8.129          355         78.61
30                         8          1,383,298          0.47         8.665          357         85.21
36                     1,575        229,238,367         77.31         8.322          355         82.47
42                         2            169,950          0.06         8.708          357         67.79
48                        10          1,095,260          0.37         8.131          335          81.4
60                       280         32,477,819         10.95         7.973          310          75.8
TOTAL:                 2,098        296,531,138           100         8.294          350         81.46
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 38


This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
2002-HE3
COLLATERAL ANALYSIS AS OF 11/01/2002
GROUP 2
1,384 RECORDS
BALANCE: 209,342,033


SELECTION CRITERIA: GROUP 2
TABLE OF CONTENTS

1. Summary Statistics
2. Loan Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Original Terms (months)
7. Range of Amortizing Original Terms (months)
8. Range of Stated Remaining Terms (months)
9. Range of Amortizing Remaining Terms (months)
10. Range of Original LTV Ratios
11. Range of Gross Margins (%)
12. Range of Minimum Mortgage Rates (%)
13. Range of Maximum Loan Rates (%)
14. Initial Periodic Cap (%)
15. Subsequent Periodic Cap (%)
16. Next Rate Adjustment Dates
17. Geographic Distribution (Top 15)
18. Occupancy
19. Property Type
20. Loan Purpose
21. Documentation Level
22. Credit Score
23. Prepayment Penalty Term



1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,384
Aggregate Principal Balance: 209,342,033
Weighted Average Current Mortgage Rate: 8.319
Weighted Average Margin: 7.263
Weighted Average Maximum Rate: 14.834
Weighted Average Minimum Rate: 8.285
Weighted Average Original Term: 333
Weighted Average Stated Remaining Term: 329
Weighted Average Original LTV: 83.18
% First Lien: 100.00
% Owner Occupied: 96.38
% Purchase: 31.96
% Full Doc: 75.53
Weighted Average Credit Score: 632


2. LOAN ORIGINATOR

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
LOAN ORIGINATOR           LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
ACCREDITED                  904    151,063,439          72.16           8.227            320          82.04
DECISIONONE                 439     54,321,878          25.95           8.487            352          86.52
FFFC                         34      3,245,034           1.55           9.527            353          81.98
OPTIONONE                     7        711,682           0.34           9.538            354          74.62
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


3. PRODUCT TYPES

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
PRODUCT TYPES             LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Fixed - 10 Year               2        176,108           0.08           8.415            116          63.89
Fixed - 15 Year              58      5,260,091           2.51           8.255            176          74.84
Fixed - 20 Year              28      2,582,066           1.23           8.191            236          80.44
Fixed - 25 Year               4        484,473           0.23           8.232            296          84.04
Fixed - 30 Year             538     69,584,113          33.24            8.29            356          82.23
Balloon - 15/20               2        181,927           0.09           7.392            177          84.66
Balloon - 15/25               1        118,657           0.06            8.59            177          86.23
Balloon - 15/30             206     23,848,670          11.39            8.59            176          87.18
ARM - 2 Year/6 Month        392     55,650,134          26.58            8.48            356          86.16
ARM - 3 Year/6 Month        153     51,455,795          24.58           8.075            356          80.42
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


4. RANGE OF GROSS INTEREST RATES (%)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF GROSS           MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
INTEREST RATES (%)        LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
5.000 - 5.999                 3        432,533           0.21           5.818            356             80
6.000 - 6.999               102     21,229,002          10.14           6.728            347          79.17
7.000 - 7.999               396     73,550,687          35.13           7.608            333          81.82
8.000 - 8.999               474     67,844,411          32.41           8.597            321          84.78
9.000 - 9.999               312     35,812,006          17.11            9.55            325          86.07
10.000 - 10.999              80      9,125,204           4.36          10.493            341             82
11.000 - 11.999              15      1,273,995           0.61          11.468            327          73.67
13.000 - 13.999               2         74,195           0.04          13.899            245          44.55
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 5.790
Maximum: 13.990
Weighted Average: 8.319


5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
RANGE OF                    OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
CUT-OFF DATE             MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
PRINCIPAL BALANCES ($)    LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
1 - 25,000                    4         91,083           0.04          10.597            356          66.56
25,001 - 50,000              78      3,272,596           1.56           9.494            291          72.17
50,001 - 75,000             236     15,070,887            7.2            8.83            301          81.12
75,001 - 100,000            247     21,539,794          10.29           8.667            310           83.5
100,001 - 125,000           226     25,433,887          12.15           8.543            311          84.81
125,001 - 150,000           154     20,889,601           9.98           8.387            330          86.45
150,001 - 175,000            78     12,591,587           6.01           8.479            329          84.35
175,001 - 200,000            55     10,302,062           4.92           8.198            334          86.21
200,001 - 225,000            47     10,012,985           4.78           8.391            326          85.68
225,001 - 250,000            20      4,777,816           2.28            8.04            321          81.02
250,001 - 275,000            13      3,408,258           1.63            7.88            329          83.88
275,001 - 300,000            14      4,046,865           1.93           8.613            344          84.43
300,001 - 325,000            62     19,414,433           9.27           7.963            345           83.6
325,001 - 350,000            39     13,135,930           6.27           8.227            338          84.24
350,001 - 375,000            37     13,386,134           6.39           8.104            351          82.34
375,001 - 400,000            33     12,957,537           6.19           8.025            346          80.74
400,001 - 425,000             7      2,899,770           1.39           7.923            356           81.3
425,001 - 450,000             9      3,968,259            1.9           7.937            357           81.8
450,001 - 475,000             8      3,693,612           1.76               8            334          76.22
475,001 - 500,000            15      7,403,581           3.54           7.345            357          74.98
500,001 - 525,000             2      1,045,356            0.5           8.002            357          84.97
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 19,970
Maximum: 524,087
Average: 151,259


6. RANGE OF ORIGINAL TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF ORIGINAL        MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
TERMS (MONTHS)            LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
61 - 120                      2        176,108           0.08           8.415            116          63.89
121 - 180                   267     29,409,344          14.05           8.522            176          84.95
181 - 240                    28      2,582,066           1.23           8.191            236          80.44
241 - 300                     4        484,473           0.23           8.232            296          84.04
301 - 360                 1,083    176,690,042           84.4           8.287            356          82.94
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 120
Maximum: 360
Weighted Average: 333


7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF AMORTIZING      MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
ORIGINAL TERMS (MONTHS)   LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
61 - 120                      2        176,108           0.08           8.415            116          63.89
121 - 180                    58      5,260,091           2.51           8.255            176          74.84
181 - 240                    30      2,763,992           1.32           8.139            232          80.72
241 - 300                     5        603,130           0.29           8.303            273          84.47
301 - 360                 1,289    200,538,712          95.79           8.323            335          83.44
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 120
Maximum: 360
Weighted Average: 354


8. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF STATED          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
REMAINING TERMS (MONTHS)  LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
109 - 120                     2        176,108           0.08           8.415            116          63.89
169 - 180                   267     29,409,344          14.05           8.522            176          84.95
229 - 240                    28      2,582,066           1.23           8.191            236          80.44
289 - 300                     4        484,473           0.23           8.232            296          84.04
349 - 360                 1,083    176,690,042           84.4           8.287            356          82.94
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 116
Maximum: 358
Weighted Average: 329


9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF AMORTIZING      MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
REMAINING TERMS (MONTHS)  LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
109 - 120                     2        176,108           0.08           8.415            116          63.89
169 - 180                    58      5,260,091           2.51           8.255            176          74.84
229 - 240                    30      2,763,992           1.32           8.139            232          80.72
265 - 276                     1         61,020           0.03           11.99            356             90
289 - 300                     6        627,327            0.3           8.368            276           84.3
301 - 312                     1         38,701           0.02             9.5            354             80
313 - 324                     1         63,276           0.03            8.25            176             50
325 - 336                     5        550,298           0.26           9.159            338          71.74
337 - 348                     8        641,057           0.31           8.758            346          83.87
349 - 360                 1,272    199,160,162          95.14           8.318            335          83.49
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 116
Maximum: 360
Weighted Average: 350


10. RANGE OF ORIGINAL LTV RATIOS

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF                 MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
ORIGINAL LTV RATIOS       LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
10.01 - 20.00                 2         80,385           0.04          11.334            175             20
20.01 - 30.00                 4        243,431           0.12           7.714            314          26.84
30.01 - 40.00                10        891,132           0.43           8.271            306          34.57
40.01 - 50.00                22      1,452,772           0.69           7.973            314          44.42
50.01 - 60.00                35      3,865,844           1.85           7.935            332          55.56
60.01 - 70.00                81     11,301,658            5.4           8.617            325          66.04
70.01 - 80.00               459     80,632,090          38.52           7.985            338          78.29
80.01 - 90.00               513     75,028,247          35.84           8.553            325          87.43
90.01 - 100.00              258     35,846,474          17.12           8.541            320          96.97
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 20.00
Maximum: 100.00
Weighted Average: 83.18


11. RANGE OF GROSS MARGINS (%)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF GROSS MARGINS(%) LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Fixed Rate Loans            839    102,236,104          48.84           8.354            301          82.95
4.501 - 5.000                12      2,611,229           1.25           6.986            356          82.43
5.001 - 5.500                28      6,705,057            3.2           7.071            356          79.54
5.501 - 6.000                48     12,893,150           6.16           7.489            356          79.04
6.001 - 6.500                61     17,610,805           8.41           7.655            356          79.14
6.501 - 7.000                58     14,514,803           6.93           7.862            356          81.19
7.001 - 7.500                51     10,951,556           5.23           8.355            356          85.55
7.501 - 8.000                57      8,866,341           4.24           8.396            356          86.66
8.001 - 8.500                70     10,939,471           5.23           8.833            356           87.7
8.501 - 9.000                66     10,566,221           5.05           9.413            356           87.9
9.001 - 9.500                56      7,134,227           3.41            9.76            356           87.1
9.501 - 10.000               29      3,390,531           1.62          10.132            356          89.09
10.001 - 10.500               6        755,210           0.36          11.078            356          82.63
10.501 - 11.000               1         67,475           0.03           10.82            356             90
11.001 - 11.500               2         99,853           0.05          11.736            356           75.2
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 4.750
Maximum: 11.180
Weighted Average: 7.263


12. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF MINIMUM         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
MORTGAGE RATES (%)        LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Fixed Rate Loans            839    102,236,104          48.84           8.354            301          82.95
5.501 - 6.000                 3        432,533           0.21           5.818            356             80
6.001 - 6.500                16      3,937,334           1.88           6.306            357          80.92
6.501 - 7.000                43     10,221,145           4.88           6.858            357          79.23
7.001 - 7.500                56     15,013,680           7.17           7.348            356          79.66
7.501 - 8.000                88     22,252,701          10.63           7.852            356          82.44
8.001 - 8.500                74     15,590,218           7.45           8.346            356          83.69
8.501 - 9.000                84     14,749,082           7.05           8.842            356          86.34
9.001 - 9.500                67      9,237,105           4.41           9.315            356          88.39
9.501 - 10.000               76     10,487,904           5.01           9.834            356          88.56
10.001 - 10.500              22      3,004,910           1.44          10.322            356          85.78
10.501 - 11.000              11      1,696,822           0.81          10.902            355          72.31
11.001 - 11.500               3        109,454           0.05          11.275            356          75.05
11.501 - 12.000               2        373,043           0.18          11.961            356          72.03
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 5.790
Maximum: 11.999
Weighted Average: 8.285


13. RANGE OF MAXIMUM LOAN RATES (%)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
RANGE OF MAXIMUM         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
LOAN RATES (%)            LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Fixed Rate Loans            839    102,236,104          48.84           8.354            301          82.95
11.501 - 12.000               3        432,533           0.21           5.818            356             80
12.001 - 12.500              10      1,668,195            0.8           6.207            357          77.84
12.501 - 13.000              28      4,601,885            2.2           6.796            357          79.37
13.001 - 13.500              30      5,590,932           2.67           6.938            357          83.47
13.501 - 14.000              59     11,511,763            5.5           7.383            356          83.06
14.001 - 14.500              82     18,334,911           8.76           7.711            356          81.54
14.501 - 15.000             112     25,137,302          12.01             8.2            356          83.57
15.001 - 15.500              85     16,284,415           7.78           8.775            356          85.15
15.501 - 16.000              82     13,228,346           6.32           9.368            356          86.93
16.001 - 16.500              23      3,593,174           1.72            9.83            356          86.19
16.501 - 17.000              17      3,771,267            1.8          10.027            356          84.81
17.001 - 17.500               8      1,421,074           0.68          10.435            355          80.25
17.501 - 18.000               5      1,232,980           0.59          11.046            355          67.66
18.501 - 19.000               1        297,154           0.14          11.999            356             70
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 11.790
Maximum: 18.999
Weighted Average: 14.834


14. INITIAL PERIODIC CAP (%)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
INITIAL PERIODIC CAP (%)  LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Fixed Rate Loans            839    102,236,104          48.84           8.354            301          82.95
1.5                         163     58,756,943          28.07           8.089            356          80.57
3                           382     48,348,986           23.1           8.525            356          86.84
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 1.500
Maximum: 3.000
Weighted Average: 2.177


15. SUBSEQUENT PERIODIC CAP (%)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
SUBSEQUENT               MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
PERIODIC CAP (%)          LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Fixed Rate Loans            839    102,236,104          48.84           8.354            301          82.95
1                           545    107,105,929          51.16           8.285            356           83.4
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000


16. NEXT RATE ADJUSTMENT DATES

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
NEXT RATE                MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
ADJUSTMENT DATES          LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Apr-04                        1         62,747           0.03           8.875            353             90
May-04                       19      2,186,189           1.04           9.819            354          83.43
Jun-04                       37      4,146,622           1.98           8.974            355          84.47
Jul-04                      239     32,539,663          15.54           8.611            356          86.85
Aug-04                       96     16,714,913           7.98           7.927            357          85.57
May-05                        7      2,121,869           1.01           9.403            354          79.91
Jun-05                       16      5,428,722           2.59           8.172            355          83.61
Jul-05                       60     18,850,910              9             8.1            356          79.02
Aug-05                       69     24,733,757          11.81           7.926            357          80.72
Sep-05                        1        320,537           0.15           7.659            358          89.17
Fixed Rate Loans            839    102,236,104          48.84           8.354            301          82.95
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


17. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
GEOGRAPHIC               MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
DISTRIBUTION (TOP 15)     LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
California                  295     68,062,073          32.51           7.919            348          81.06
Florida                     122     15,106,252           7.22           8.696            343          84.41
Ohio                         94      9,143,367           4.37           8.587            266          86.26
Indiana                      90      8,920,044           4.26           8.701            229          86.91
New York                     49      8,422,082           4.02           8.741            348          81.54
Illinois                     41      7,270,322           3.47           8.425            323          80.08
Pennsylvania                 60      6,762,568           3.23           8.601            302          86.34
Virginia                     44      6,516,495           3.11           8.401            327           81.2
Tennessee                    64      6,246,492           2.98           8.712            323          88.88
New Jersey                   34      6,108,171           2.92           8.339            301          81.18
North Carolina               51      6,059,237           2.89           8.553            347          84.51
Washington                   36      5,960,901           2.85           8.018            350          80.63
Arizona                      48      5,467,876           2.61           8.439            345          85.43
Georgia                      45      5,213,852           2.49           8.817            341          86.05
Texas                        36      4,748,685           2.27           8.491            335          81.85
Other                       275     39,333,618          18.79           8.387            326          84.57
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Number of States/District of Columbia Represented: 45


18. OCCUPANCY

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
OCCUPANCY                 LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Primary                   1,312    201,759,036          96.38           8.313            330          83.47
Investment                   54      5,997,775           2.87           8.449            306          74.07
Non-Owner Occupied           17      1,499,948           0.72           8.546            356          80.61
Second Home                   1         85,274           0.04               9            356             90
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


19. PROPERTY TYPE

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
PROPERTY TYPE             LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Single Family Residence   1,135    166,234,033          79.41           8.347            327          83.63
PUD                          90     20,162,630           9.63           8.068            344           82.3
2-4 Family                   78     11,501,342           5.49           8.477            326          78.87
Condo                        58      9,529,658           4.55            8.03            344          82.88
Manufactured Housing         16      1,085,836           0.52           8.517            288          71.78
Townhouse                     7        828,536            0.4           9.748            339           91.6
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


20. LOAN PURPOSE

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
LOAN PURPOSE              LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Refinance - Cashout         870    124,892,272          59.66           8.329            321          82.59
Purchase                    382     66,904,589          31.96           8.284            345          84.57
Refinance - Rate Term       132     17,545,172           8.38           8.384            326           82.1
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


21. DOCUMENTATION LEVEL

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
DOCUMENTATION LEVEL       LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
Full                      1,178    158,106,232          75.53           8.366            323           84.6
Stated Documentation        193     47,525,117           22.7           8.172            348           78.7
Limited                      13      3,710,685           1.77           8.201            356          80.11
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18


22. CREDIT SCORE

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
                         MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
CREDIT SCORE              LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
NA                           42      4,009,121           1.92           9.535            353          80.26
451 - 475                     2        218,409            0.1          10.419            356          65.96
476 - 500                     4        538,522           0.26           11.14            328           69.7
501 - 525                    33      3,705,932           1.77           9.801            322          74.86
526 - 550                    85     11,009,777           5.26           9.323            321          78.96
551 - 575                   157     22,132,786          10.57           9.085            332           83.8
576 - 600                   188     25,097,773          11.99           8.755            322          83.35
601 - 625                   229     34,104,916          16.29            8.43            321           83.8
626 - 650                   233     37,855,882          18.08           8.097            336          84.47
651 - 675                   157     24,771,666          11.83           7.902            330          83.11
676 - 700                    98     17,583,109            8.4           7.649            330          83.75
701 - 725                    69     12,512,732           5.98           7.435            331           82.1
726 - 750                    42      7,471,293           3.57           7.559            335          87.45
751 - 775                    32      6,597,426           3.15            7.37            344          82.13
776 - 800                    12      1,593,623           0.76           7.538            305          78.59
801 - 825                     1        139,067           0.07            6.23            357             80
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Minimum: 465
Maximum: 807
Weighted Average: 632


23. PREPAYMENT PENALTY TERM

                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                       AGGREGATE      AGGREGATE       WEIGHTED
                          NUMBER        CUT-OFF        CUT-OFF         AVERAGE        WEIGHTED       WEIGHTED
                            OF            DATE           DATE           GROSS         AVERAGE        AVERAGE
PREPAYMENT PENALTY       MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
TERM                      LOANS         BALANCE        BALANCE          RATE            TERM           LTV
--------------------------------------------------------------------------------------------------------------
0                           100     11,773,598           5.62           8.849            343          81.09
12                           45      8,912,468           4.26           8.389            346          79.83
18                            1        394,005           0.19            7.25            356             85
24                          318     43,553,726          20.81           8.405            355          86.97
30                            3        578,453           0.28           7.277            337          93.64
36                          331     73,056,569           34.9           8.244            339          81.31
48                            6      1,298,274           0.62           8.426            343          86.65
60                          580     69,774,940          33.33           8.259            297          83.38
TOTAL:                    1,384    209,342,033            100           8.319            329          83.18
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 41


This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or
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to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL
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NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed
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